ENOVA SYSTEMS, INC.
                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated effective as of June 7, 2002 (the "Effective Date") by and among (i) the holders of certain common stock of the Company listed on Exhibit A attached hereto who are parties along with the Company to that certain Stock Purchase Agreement (or counterparts thereto) (the "Original Holders") dated as of the Effective Date (the "Stock Purchase Agreement"), and each other Person (defined below) who becomes a party to this Agreement pursuant to Section 8(a) hereof (each such Original Holder and other Person, a "Holder" and, collectively, the "Holders") and (ii) Enova Systems, Inc., a California corporation (the "Company").

                                    RECITALS

         WHEREAS, each of the Holders have purchased shares of the Company's common stock pursuant to the Stock Purchase Agreement which provides for the granting of certain registration rights;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, the Holders and the Company hereby agree as follows:

         1. Definitions.

                  "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  "Common Stock" means any and all (i) common stock of the Company held by the Holders and issued pursuant to the Stock Purchase Agreement (the "Stock"); (ii) common stock of the Company issued as a dividend or other distribution with respect to or in replacement of the Stock, and (iii) any common stock issued in any combination or subdivision of the Stock. In determining the amount of Common Stock held by any Person, the sum of (i), (ii) and (iii) shall be used and a Person shall be deemed to "hold" all Common Stock then held by such Person.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statue and the rules and regulations of the Commission thereunder all as the same shall be in effect at the time.

                  "Person"   means   any   individual,    corporation,    trust,
partnership, association, or other entity.

                  "Registrable Shares" means the Common Stock.

                  "Registration Statement" means the registration statement and any additional registration statements filed with the Commission as contemplated by Section 2, including (in each case) any prospectus,

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amendments  and  supplements  to  such  registration  statement  or  Prospectus, including pre- and post- effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement or statements.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         2. Registration Procedures and Expenses. The Company shall

                  (a) use its reasonable efforts, subject to receipt of necessary information from the Original Holders, to cause to become effective no later than one hundred twenty (120) days following the Effective Date a Registration Statement on Form S-1in order to register with the Commission under the Securities Act sales by the Original Holders under the Securities Act of all of the Registrable Shares held by the Original Holders;

                  (b) use its reasonable efforts, subject to receipt of necessary information from such other Persons who become parties to this Agreement after the Effective Date, within one hundred twenty (120) days following the closing date of the sale of the Company's common stock to each such other Person(s) who become a party to this Agreement pursuant to Section 8(a) hereof, to cause an amendment to the Registration Statement to become effective in order to register with the Commission under the Securities Act a sale by such other Person(s) all of the Registrable Shares held by such other Person;

                  (c) promptly prepare and file with the Commission, and deliver to each Holder, such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Shares until termination of such obligation as provided in Section 6 below;

                  (d) furnish to each Holder such number of copies of prospectuses, including preliminary prospectuses, in conformity with the requirements of the Securities Act, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Holders;

                  (e) use its reasonable efforts to cause all Registrable Shares to be listed on each securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which equity securities by the Company are then listed or traded;

                  (f) bear all expenses in connection with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for company, expenses of any special audits incident to or required by any such

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registration  and expenses of complying  with the securities or blue sky laws of any jurisdiction, other than (i) fees and expenses, if any, of counsel or other advisors to the Holders and (ii) brokers commissions, discounts or fees and transfer taxes; and

         Notwithstanding anything to the contrary expressed or implied herein, if a registration statement on Form S-3, or any substitute form, becomes available for registration of the Registrable Shares, the Company may instead prepare and file with the Commission a registration statement on Form S-3 at any time in order to register the Registrable Shares under the Securities Act and such registration statement will be a "Registration Statement" for the purposes of this Agreement.

         3. Indemnification

                  (a) The Company agrees to indemnify and hold harmless each Holder, such Holder's directors, officers, partners, agents, each underwriter of Registered Shares, and each Person who controls any of the foregoing (within the meaning of Section 15 of the Securities Act) (each an "Indemnified Party") from and against any losses, claims, damages or liabilities to which such Indemnified Party may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement in the Registration Statement, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement or arise under the Securities Act or any other statute or at common law and the Company will reimburse such Indemnified Party for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Party specifically for use in preparation of the Registration Statement or the failure of such Holder to comply with the covenants and agreements contained in Section 4 hereof respecting the sale of the Registrable Shares or any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder.

                  (b) Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such

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officer,   director  or  controlling  person)  may  become  subject  (under  the
Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with the covenants and agreements contained in
Section 5 hereof respecting sale of the Registrable Shares, or any untrue statement contained in the Registration Statement if, but only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of such Holder specifically for use in preparation of the Registration Statement and such Holder will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that in no event shall any indemnity by a Holder under this Section 3 exceed the net proceeds received by such Holder from the sale of the Registrable Shares covered by such Registration Statement.

                  (c)  Promptly  after  receipt by any  indemnified  person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter  stated,  in case  any  such  action  shall be  brought  against  an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified  person  for  any  legal  expenses  subsequently  incurred  by  such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnified person. No indemnifying party in the defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and no indemnified party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the indemnifying party.

                  (d) If the indemnification provided for in this Section 3 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or

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expense  referred  to  therein,   then  the  indemnifying   party,  in  lieu  of
indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from
any   Person  who  was  not   guilty  of  such   fraudulent   misrepresentation.
Notwithstanding anything to the contrary contained herein, any contribution by a Holder hereunder shall not exceed the net proceeds received by such Holder from the sale of the Registrable Shares covered by the Registration Statement.

         4. Transfer of Shares After Registration; Notice. Each Holder hereby covenants with the Company not to make any sale of the Registrable Shares after registration without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied. Each Holder acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Holder hereby covenants that it will not sell any Registrable Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Holder prior written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Holder prior written notice that the Holder may thereafter effect sales pursuant to said prospectus; provided, however, that no such postponements shall be permitted for more than one hundred twenty (120) days in the aggregate during any 12 month period. The foregoing provisions of this Section 4 shall in no manner diminish or otherwise impair the Company's obligations under Section 2.

         5. Reporting Requirements.

                  (a) The Company agrees during the term of this Agreement to use its reasonable efforts to:

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

                           (i) make and keep public  information  available,  as
those terms are understood and defined in Rule 144 under the Securities Act;

                           (ii) file with the  Commission in a timely manner all
reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                           (iii) so long as any of the Holders  own  Registrable
Shares, to furnish to the Holders forthwith upon request (1) a written statement by the Company as to whether it complies with the reporting requirements of said Rule 144, the Securities Act and the Exchange Act, or whether it qualifies as a registrant whose securities may be resold pursuant to Commission Form S-3, (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (3) such other information as may be reasonably requested in availing the Holders of any rule or regulation of the Commission that would permit the selling of the Registrable Shares without registration.

         6. Termination of Obligations. The obligations of the Company pursuant to Sections 2 through 5 hereof with respect to any Holder shall cease and terminate upon the earlier to occur of (i) such time as all of the Registrable Shares have been resold by such Holder or (ii) such time as all of the Registrable Shares held by such Holder may be sold during any 3 month period pursuant to Rule 144, including Rule 144 (k) or (iii) upon the second anniversary date of the Effective Date.

         7. Assignability of Registration Rights. The Registration rights set forth in Section 2 are assignable only to assignees acquiring all of a Holder's Registrable Shares held at the time of assignment. Provided further that the Company shall not be obligated to file any post-effective amendment to the Registration Statement solely for the purpose of adding such assignee(s) to the Registration Statement more than once during any consecutive six-month period.

         8. Miscellaneous.

                  (a) Additional Parties/Consent to Amendments. Each Person who enters into a Stock Purchase Agreement on, or before, September 30, 2002, shall be deemed a Holder under this Agreement accorded the registration rights afforded to all Holders as contemplated herein. In addition, except as otherwise expressly provided herein, the provisions of this Agreement may be amended and/or the provisions hereof waived, only with the written consent of the Company and of Holders holding fifty-one percent (51%) or more of the Registrable Shares at the time held by all Holders. Notwithstanding the foregoing, no amendment or waiver may affect any Holder in any manner differently from any other Holder without the written consent of

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such first  mentioned  Holder.  No course of dealing between the Company and any
Holder or any delay in exercising any rights hereunder or under the Company's Articles of Incorporation will operate as a waiver of any rights of any such Holder.

                  (b) Successors and Assigns. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                  (c) Severability. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (d) Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together shall constitute one and the same Agreement.

                  (e) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (f) Notices. All notices, demands, consents or other communications required or permitted hereunder shall be in writing and shall be deemed to have been given (i) when personally delivered, (ii) three (3) business days following mailing thereof, if sent by first class certified mail, return receipt requested, or (iii) the next business day following transmission or mailing, if sent by facsimile (receipt confirmed and followed up by one of the other delivery methods discussed herein as well), Express Mail, Federal Express or similar service, addressed as follows:

         If to any Holder:          To the applicable addresses set forth in the
                                    Stock Purchase Agreement, with copies to Holder's legal counsel set forth in the notice section in such Agreement, if any


         If to the Company:         Enova Systems, Inc.
                                    19850 South Magellan Drive
                                    Torrance, CA 90502
                                    Attn: Carl Perry

Any party may change its address for purposes hereof by notice given in accordance with this Section 3.f to each of the other parties hereto.

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                  (g) Governing  Law. The  validity,  meaning and effect of this
Agreement, and all amendments and supplements hereto and all waivers and consents hereunder, shall be determined in accordance with the laws of California, applicable to contracts made and to be performed entirely within the State of California. Each of the parties hereby submits to personal jurisdiction in Los Angeles County, State of California solely for purposes of this Agreement and waives any objection as to venue in such jurisdiction.

                  (h) Schedules and Exhibits. All schedules and exhibits are an integral part of this Agreement.

                  (i) Litigation Costs. Subject to Section 3, if any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of a dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled, if and only to the extent that the applicable arbitrator or court shall so direct and such direction is final and not subject to appeal or review.

                  (j) Integration. This instrument, including, with respect to the terms and conditions set forth in the Addendum to this Agreement between the Company and the undersigned Holder immediately below, which shall be incorporated as part of this Agreement between such parties, constitutes the entire agreement of the parties hereto respecting the registration of the Registrable Shares by the Holders and correctly sets forth the rights, duties, and obligations of each party hereto to the others in relation thereto as of its date and supercedes any prior agreements, promises, negotiations or representations concerning its subject matter which are not expressly set forth in this Agreement.

                  (l) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to the holders of Registrable Shares in this Agreement.


                             (SIGNATURES FOLLOWING)

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of June 7, 2002.

Selling Shareholder                  Enova Systems, Inc.


By:______________________________    By:_______________________________________
                                        Carl D. Perry, Chief Executive Officer

Title:___________________________

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                   ADDENDUM BETWEEN THE COMPANY AND INVESTOR.

         A. The Company shall use reasonable efforts to (i) register and qualify, unless an exemption from registration or qualification applies, all the Registrable Shares of the above named Holder covered by the Registration Statement under all securities or "blue sky" laws of such jurisdictions in the United States that are required by such Holder upon written notice thereof to the Company, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the registration period set forth in Section 6 of the Agreement, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the period set forth in Section 6 of the Agreement, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Shares of such Holder for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph A, (y) subject itself to taxation in any such jurisdiction, or
(z) file a general consent to service of process in any such jurisdiction.

         B. If the Registration Statement covering all the Registrable Shares of the above named Holder and required to be filed by the Company pursuant to this Agreement is not declared effective by the SEC within 30 calendar days after the date set forth in Section 2(a) of the Agreement for any reason, then, as partial relief for the damages to such Holder by reason of any such delay in or reduction of its ability to sell its Registrable Shares (which remedy shall not be exclusive of any other remedies available at law or in equity to such Holder), the Company shall grant to such Holder, free of charge, Common Stock in an amount equal to 1% of the Common Stock purchased by such Holder pursuant to its previously executed Stock Purchase Agreement for every complete 30 calendar day period after the date set forth in Section 2(a) of the Agreement that the Registration Statement is not declared effective by the SEC. Any such additional Common Stock granted to such Holder pursuant to this paragraph B shall be granted by the Company within 45 days after the date that the Registration Statement is declared effective and the Company shall promptly include such additional Common Stock in the Registration Statement.

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